UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event Reported):
October 10, 2006

Franklin Auto Trust 2006-1 (Issuing Entity) Franklin Capital Corporation (Sponsor) Franklin Receivables LLC
(Exact name of registrant as specified in its charter)
Delaware	333-134782	94-3301790
Delaware	333-134782-01	94-3301790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 West 200 South, Suite 500 Salt Lake City, Utah 84101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 238-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On or about October 10, 2006, Franklin Capital Corporation and Franklin SPE LLC transferred certain prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the “Initial Receivables”) to Franklin Receivables LLC and Franklin Receivables LLC transferred the Initial Receivables to Franklin Auto Trust 2006-1 (the “Trust”).  The Trust granted a security interest in the Initial Receivables to Citibank, N.A., and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $65,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $96,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $93,000,000; (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $61,950,000; (v) Class B Asset-Backed Notes in the aggregate original principal amount of $22,187,000; and (vi) Class C Asset-Backed Notes in the aggregate original principal amount of $16,863,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Irrevocable Letter of Credit,  Purchase Agreement and Underwriting Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.

Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits.

Item 601(a) of Regulation S-K

Exhibit No.

Description

1.1

Underwriting Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., dated October 4, 2006.

4.1

Indenture, between the Trust and Citibank, N.A., dated as of September 1, 2006.

4.2

Amended & Restated Trust Agreement, between Franklin Receivables LLC and Deutsche Bank Trust Company Delaware, dated as of  October 10, 2006.

4.3

Sale and Servicing Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Franklin Resources, Inc. and the Trust, dated as of
September 1, 2006.

99.1

Purchase Agreement, among Franklin Receivables LLC, Franklin SPE LLC and Franklin Capital Corporation, dated as of September 1, 2006.

99.2

Irrevocable Letter of Credit, provided by Deutsche Bank AG, New York Branch, dated as of October 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC

By:   /s/ Harold E. Miller, Jr.

Name: Harold E. Miller, Jr.

Title: President and Chief Executive Officer

Dated:  October 16, 2006

INDEX TO EXHIBITS

Exhibit No.

Description

1.1

Underwriting Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., dated October 4, 2006.

4.1

Indenture, between the Trust and Citibank, N.A., dated as of September 1, 2006.

4.2

Amended & Restated Trust Agreement, between Franklin Receivables LLC and Deutsche Bank Trust Company Delaware, dated as of  October 10, 2006.

4.3

Sale and Servicing Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Franklin Resources, Inc. and the Trust, dated as of
September 1, 2006.

99.1

Purchase Agreement, among Franklin Receivables LLC, Franklin SPE LLC and Franklin Capital Corporation, dated as of September 1, 2006.

99.2

Irrevocable Letter of Credit, provided by Deutsche Bank AG, New York Branch, dated as of October 10, 2006.